TOUCH MEDICAL SOLUTIONS

a subsidiary of DMHI

HEALTHCARE TECHNOLOGY SOLUTIONS

to help **SURGEONS**, **MEDICAL VENDORS**, and **HOSPITALS**

improve financial and clinical outcomes



What’s missing in healthcare today?



Intuitive,
user friendly
technology
solutions…

…that improve clinical and financial outcomes

Physicians-Medical Vendors-Hospitals

all have the same goals

- **Drive** Revenue
- **Save** Time and Money
- **Improve** Clinical Outcomes
- **Accountability**

TOUCH MEDICAL SOLUTIONS

Touch Medical Solutions, Inc.
PRACTICE MANAGER

This software product and its content is copyright of Touch Medical Solutions, Inc.
© 2010-2011, All Rights Reserved

VirtualPhysician's NETWORK

Touch Medical Solutions, Inc.
PACS Workstation

This software product and its content is copyright of Touch Medical Solutions, Inc.
© 2010-2011, All Rights Reserved

WE HAVE THE MISSING PIECES
to accomplish these goals!

The Team

- George England-*President and COO*

  Virtual Physicians Network

  – 26 years as a healthcare entrepreneur and executive

- Will McCullough-*CTO*

  Virtual Physicians Network

  – 15 years as a IT entrepreneur and technology consultant

TOUCH MEDICAL SOLUTIONS

The Team

- *Western Regional Brain and Spine*
- *Michigan Head and Spine Institute*
- *Ochsner Health System*
- *St. Joseph's Mercy (Trinity Health System)*
- *Marshall University School of Medicine*
- *North American Spine Society…*

Market Overview


68,000
Surgeons
5,000+
Surgery
Centers
6,000+
Hospitals
100,000,000
Surgeries & Procedures
Annually
7,000+
Medical
Vendors
2,000+
Associations
Societies

100 MILLION creates total…

TOUCH MEDICAL SOLUTIONS

Poor Communication

cancelled cases

NO CLINICAL OUTCOMES Tool

Advent of ACO

in Approvals

LOST RE ENUE

Reimbursements

Time Constraints

THOUSANDS OF VENDOR MISTAKES

Need to DO MORE with LESS.

CHAOS

ONLY Touch Medical Solutions

TOUCH MEDICAL SOLUTIONS

LINKS Everyone Together


68,000 Surgeons
5,000+ Surgery Centers
6,000+ Hospitals
7,000+ Medical Vendors
2,000+ Associations Societies

...eliminating the CHAOS

TOUCH MEDICAL SOLUTIONS

VirtualPhysician's NETWORK

The **ultimate mobile app**
to help surgeons, medical vendors,
and hospitals improve
financial and clinical outcomes

Surgeon *solution*



My Account
Sign Out
VirtualPhysician's
NETWORK
...Book a Case
...Track Outcomes
...Education
...Product Info
...Contact My Rep
...CME's
My Events
My Cases
My Channels
Today
July 4th



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Home
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My Account
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Patient GWE 572634950
Procedure ACDF C4-C6
Facility Community Hospital
Date 09/28/2012 7:30 AM
Procedure Information
ACDF
Choose Vendor
Acme Spine
Fixation
Acme Spine
Acme Cervical Revolution
Interbody
Acme Spine
Acme Cervical Peak
Biologic
Acme Spine
Acme Stem Cell
Monitoring
Acme Spine
Acme Monitoring
Misc
Acme Spine
Acme Retractor
Comments
Please bring extra disposbles
Prev Step
Step 3 of 4
Next Step

Surgeon *solution*

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Home
Product Info
My Account
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Vendor
Acme Spine
Procedure
ACDF (Anterior Cervical Discectomy and Fusion)
System
Select (Optional)
Request
Surgical Technique
Greg Repman
Acme Spine
(555) 555.5677
grepman@acme.com
Contact My Rep
PDF
Acme Spine Premier ACDF System
Surgical Technique
PDF
Acme Spine Classical Cervical Fusion System
Surgical Technique
PDF
Acme Spine 1st Generation Cervical Set
Surgical Technique

Surgeon *solution*

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Home
My Account
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VirtualPhysician's NETWORK
Confirm a Case
Messages
Education
Product Info

Vendor *solution*



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Physician: James Ulna | Jefferson Hospital
Scheduled: 10:00 | 06/23/12
Patient: ABC123456
Procedure: Anterior Cervical Discectomy and Fusion
Levels: C4-C6
Confirmed System Vendor Type
Acme Premier ACDF Acme Spine Fixation
Acme Interbody Acme Spine Interbody
Acme Cell Fill Acme Spine Biologic
None None Monitoring
Acme Cervical Retractor Acme Spine Misc
Comments
Please bring extra large retractor blades
Photo
Go Back
Confirm All Systems

Vendor *solution*

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Home
My Account
Sign Out
VirtualPhysician's NETWORK
Confirm a Case
Messages
Education
Product Info
Beaumont HOSPITALS

HCP *solution*

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Physician: George W England | Community Hospital
Scheduled: 10:00 | 1/15/2013
Patient: ABC123456
Procedure: Anterior Cervical Discectomy and Fusion
Levels: C4-C6
Confirmed System Vendor Type
Acme Premier ACDF Acme Spine Fixation
Acme Interbody Acme Spine Interbody
Acme Cell Fill Acme Spine Biologic
None None Monitoring
Acme Cervical Retractor Acme Spine Misc
Hospital requests for this case:
Jackson Table
Medtronic O-arm
Latex free radiation reducing gloves
Zeiss Microscope
Neuro Monitoring
Other notes:
Please block out 3 hours for this case
Photo

HCP *solution*


My Account
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Virtual Physicians Network
Outcomes Collection Portal
Please let your physician know your pain level today by sliding the marker towards the best description of your pain level today.
No Pain
Worst Pain Imaginable
Next

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Outcomes *solution*

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Home
My Outcomes
My Account
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Choose Case
GWE 12374586
Choose Series
Select
GWE (ACDF C3-4, C4-5, C5-6)
ACME SPINE - Premier ACDF
Memorial Hospital 9/25/2009
VAS
SF-36
Neck Disability Index
Patient Satisfaction
PRE-OP
6 WKS
3 MTHS
6 MTHS
1 YR
2 YRR

Outcomes *solution*

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Available Platforms

Mobile and web based

Available on the iPhone App Store

Available on the iPad App Store

ANDROID APP ON Google™ play


VirtualPhysician's

TOUCH MEDICAL SOLUTIONS


Touch Medical Solutions, Inc.
PRACTICE MANAGER
This software product and its content is copyright of Touch Medical Solutions, Inc
© 2010-2011, All Rights Reserved

The **ultimate EMR suite** to help physicians and institutions, improve **financial and clinical outcomes**

TOUCH MEDICAL SOLUTIONS



Practice Manager
LOZER, Gerhard
Encounters and Visits
Edit Patient
Documents
Images
Patient Appointments
Patient Encounter History
Encounter Detail
(S)ubjective
Alcohol consumption
None
Allergies, Adverse Reactions, Alerts
Substance
Reaction
Status
Penicillin
Hives
Active
Aspirin
Wheezing
Active
Codeine
Nausea
Active
Medications
Medication
Instructions
Start Date
Status
Albuterol inhalant
2 puffs QID PRN wheezing
Active
Clopidogrel (Plavix)
75mg PO daily
Active
Metoprolol
25mg PO BID
Active
Prednisone
20mg PO daily
Mar 28, 2000
Active
Cephalexin (Keflex)
500mg PO QID x 7 days (for bronchitis)
Mar 28, 2000
No longer active
Medical Equipment
(S)ubjective
(O)bjective
(A)ssessment
(P)lan
Rx and Lab
Templates
Mood
event (occurrence)
Status
active
Availability Time
02/06/2012
Activity Time
02/23/2012
Effective Time
Priority
routine
Text
Title
Code
Code Lookup
Derivation Expression
Reason
Confidentiality
Uncertainty
Independent Index
Criterion Index
Interruptible Index
Repeat Number
normal
Level
stated with no assertion
Insert Audio Capture HERE
NOTE

EMR *solution*



TOUCH MEDICAL SOLUTIONS


Touch Medical Solutions, Inc.
PACS Workstation
This software product and its content is copyright of Touch Medical Solutions, Inc
© 2010-2011, All Rights Reserved

The **ultimate PACS** to help physicians and institutions, improve **financial and clinical outcomes**



PACS *solution*

TOUCH MEDICAL SOLUTIONS

Target Markets


Touch Medical Solutions, Inc.
PRACTICE MANAGER

VirtualPhysician's NETWORK


PACS Workstation

Surgeons
Radiologists
Surgery Centers
Imaging Centers
Hospitals
Medical Vendors

Surgeons
Hospitals
Medical Vendors
Medical Societies

Surgeons
Radiologists
Surgery Centers
Imaging Centers
Hospitals
Medical Vendors

Impact

TOUCH MEDICAL SOLUTIONS

Remedies to pain points:

1. **Accountability**
   - Eliminates any and all communication errors
2. **User Friendly**
   - Intuitive and simple implementation and use
3. **Efficiency**
   - Automated technology saves time and money
4. **Reimbursement**
   - Meaningful use certification
5. **Compelling**
   - Get everything at the touch of a button

TOUCH MEDICAL SOLUTIONS

Monetization

Category	Avg unit cost	Annual market spend
1. Online Advertising	$1,450/mth	$28 billion
2. Analytics /Reporting	$2,500/mth	$10 billion
3. Subscriptions	$29/mth	$4 billion
4. Content Hosting	$1,500/mth	$1 billion
5. Event Hosting	$25,000/event	$1 billion
6. Software Sales	$25,000	$3.8 billion
7. Maintenance fees	$500/mth	$1 billion

PRO FORMA REVENUE AND OPERATING INCOME



	Year 1	Year 2	Year 3
Total Rev	$5,607,358	$10,951,000	$19,164,250
Operating Income	$448,589	$4,051,870	$9,007,198

6 Month Plan

Accelerated 2.0 development

- Support key beta team
- PACS distribution rollout
- CCHIT certification EMR
- Launch hospital module
- Launch outcomes module

Exit Strategy

IT companies are currently valued at 10-15x ++ EBITDA:

- ***LinkedIn*** - *IPO 38x revenue*
- ***Huffington Post*** - *30x EBITDA*
- ***Hummingbird Coaching Services*** - *15x rev*

***Our goal** is to follow this acquisition path with a healthcare informatics company*

TOUCH MEDICAL SOLUTIONS

Thank You

George England
george@virtualphysiciansnetwork.com
(561) 703-0177